INVESTMENTS	12 Months Ended
Dec. 31, 2025
Open World Ltd. [Member]
INVESTMENTS

17. INVESTMENTS

Current Investments

On August 4, 2025, the Company entered into a Strategic Advisory and Implementation Agreement with Heritage Distilling Holding Company, Inc. (“IPST”), pursuant to which the Company was entitled to 2,000,000 shares of IPST common stock and warrants to purchase 8,000,000 shares at an exercise price of $0.01 per share as consideration under the arrangement. The shares were fully vested upon issuance. The warrants have a five-year term and vest subject to time-based and market performance conditions.

On August 11, 2025, the Company acquired 6,914,459 shares of IPST common stock for total consideration of $4,178,407. On November 5, 2025, IPST completed a one-for-twenty reverse stock split. All share amounts presented have been adjusted accordingly.

The IPST common shares are measured at fair value using quoted market prices (Level 1), and the warrants are measured at fair value using an option pricing model with observable inputs (Level 2).

As of December 31, 2025, the carrying value of the Company’s IPST common shares and warrants was $1,124,927. During the year ended December 31, 2025, the Company recognized a loss of $7,168,132 from changes in fair value.

The following table summarizes the Group’s IPST common shares and warrants as of December 31, 2025:

Assets	Units	Cost Basis ($)	Change in fair value ($)	Ending Balance ($)
Shares receivable	100,000	1,080,000	(924,000)	156,000
Warrants receivable	400,000	3,034,651	(2,605,052)	429,599
Investment	345,722	4,178,407	(3,639,080)	539,328
Total	845,722	8,293,058	(7,168,132)	1,124,927

Non-current Investments

As of December 31, 2025, the Group also held $100,000 (December 31, 2024: $100,000) in Simple Agreements for Future Equity (SAFEs) issued by two private companies. These non-current investments are accounted for under ASC Topic 321, Investments—Equity Securities, using the measurement alternative, under which they are carried at cost, adjusted for (i) observable price changes in orderly transactions for identical or similar instruments of the same issuer and (ii) impairments. No observable price changes or impairments were identified during the year.

Although these investments are not measured at fair value on a recurring basis, the valuation of such instruments would rely on significant unobservable inputs and therefore would be considered Level 3 within the fair value hierarchy if a fair value measurement were required.

In connection with a SAFE entered into with an unrelated private entity, the Company also received a Token Warrant granting the right to acquire a specified number of tokens upon the occurrence of a future Token Generation Event (“TGE”).

The warrant represents a derivative instrument under ASC Topic 815, Derivatives and Hedging. As of December 31, 2025, management determined that the warrant’s fair value was $Nil due to the lack of an active token market and the uncertainty surrounding the occurrence and timing of any TGE. Accordingly, no fair value change was recognized in earnings for the years ended December 31, 2025 and 2024. The warrant is classified within Level 3 of the fair value hierarchy.